UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2020 (December 3, 2020)

AERKOMM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55925	46-3424568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

923 Incline Way #39, Incline Village, NV 89451
(Address of principal executive offices)

(877) 742-3094
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 3, 2020, Aerkomm Inc. (the “Company”) closed a private placement offering (the “Offering”) consisting of US$10,000,000 in aggregate principal amount of its Credit Enhanced Zero Coupon Convertible Bond due 2025 (the “Credit Enhanced Bonds”) and US$200,000 in aggregate principal amount of its 7.5% convertible bonds due 2025 (the “Coupon Bonds,” and together with the Credited Enhanced Bonds, the “Bonds”).

Payments of principal, premium, interest and any payments thereof in respect of the Credit Enhanced Bonds will have the benefit of a bank guarantee denominated in U.S. dollars and issued by Bank of Panhsin Co., Ltd., based in Taiwan. Unless previously redeemed, converted or repurchased and canceled, the Credit Enhanced Bonds will be redeemed on December 2, 2025 at 105.11% of their principal amount and the Coupon Bonds will be redeemed on December 2, 2025 at 100% of their principal amount plus any accrued and unpaid interest. The Coupon Bonds will bear interest from and including December 2, 2020 at the rate of 7.5% per annum. Interest on the Coupon Bonds is payable semi-annually in arrears on June 1 and December 1 each year, commencing on June 1, 2021.

Unless previously redeemed, converted or repurchased and cancelled, the Bonds may be converted at any time on or after December 3, 2020 up to November 20, 2025 into shares of Common Stock of the Company with a par value US$0.001 each (such shares of Common Stock, the “Conversion Shares”). The initial conversion price for the Bonds is US$13.30 per Conversion Share and is subject to adjustment in specified circumstances. The Company’s Common Stock is quoted for trading on the OTC Markets Group Inc. OTCQX Best Market under the symbol “AKOM” and on the Professional Segment of the regulated market of Euronext Paris (“Euronext Paris”) under the symbol “AKOM” denominated in Euros on Euronext Paris. The Conversion Shares will be listed and traded on Euronext Paris. The last reported closing price of the Company’s Common Stock on Euronext Paris on November 26, 2020 was €7.45 per share and the exchange rate between U.S. dollar and Euro quoted by European Central Bank on November 26, 2020 was €1.00 = US$1.19.

The Bonds will mature on December 2, 2025 (the “Maturity Date”). Aerkomm has the option to redeem the Bonds at a redemption amount equal to the Early Redemption Amount (as defined in the Offering Memorandum) in the case of (i) and (iii) below or Early Redemption Premium Amount (as defined in the Offering Memorandum) in the case of (ii) below, as applicable, (i) in whole or in part, at any time on or after December 2, 2023 and prior to the Maturity Date, if the Closing Price (converted into U.S. dollars at the then prevailing exchange rate) of the Company’s Common Stock listed on the Euronext Paris for 20 trading days in any period of 30 consecutive trading days, the last day of which occurs not more than fifteen trading days prior to the date on which notice of such redemption is given, is greater than 130% of the Conversion Price on each applicable trading day or (ii) in whole or in part of the Bonds on the second anniversary of the issue date or (iii) where 90% or more in principal amount of the Bonds issued have been redeemed, converted or repurchased and cancelled. Holders of the Bonds may also require the Company to repurchase all or part of the Bonds on the third anniversary of the Issue Date, at the Early Redemption Amount. Unless the Bonds have been previously redeemed, converted or repurchased and canceled, Holders of the Bonds will also have the right to require the Company to repurchase the Bonds for cash at the Early Redemption Amount if an Event of Delisting (as defined in the Offering Memorandum) or a Change of Control (as defined in the Offering Memorandum) occurs.

The Bonds will contain provisions for the adjustment of the Conversion Price in the event of the occurrence of certain dilutive events, including, among other things, bonus issues to the Company’s stockholders, alterations to the nominal value of the Company’s shares, rights issues and capital distributions (including any extraordinary dividends).

The Bonds have been listed and quoted on the Singapore Exchange Securities Trading Limited, or the SGX-ST with effect from 9:00 a.m., Thursday, December 3, 2020 (Singapore time). There is currently no public market for the Bonds.

The Bonds (and the Conversion Shares to be issued upon conversion thereof) have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”) and are exclusively being offered and sold pursuant to an offering memorandum dated November 27, 2020 (the “Offering Memorandum”), outside of the United States in offshore transactions in reliance on Regulation S under the Securities Act.

Each of the Credit Enhanced Bonds and the Coupon Bonds will be represented by beneficial interests in respective permanent global certificates (the “Global Certificates”) in registered form, which will be registered in the name of a nominee for, and deposited on or about December 2, 2020, with a common depositary for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”). Interests in the Global Certificates will be subject to certain restrictions on transfer for a period of six (6) months after the later of the commencement of the Offering and the latest closing date for the Offering. Beneficial interests in the Global Certificates will be shown on, and transfers thereof will be effected only through, records maintained by Euroclear and Clearstream and their participants. Except as described in the Offering Memorandum, certificates for the Bonds will not be issued in exchange for interest in the Global Certificates.

Yuanta Securities (Hong Kong) Company Limited (“Yuanta”) has acted as initial purchaser with respect to the offering of the Bonds and is also acting as the sole book runner and sole lead manager for the Offering. The Company has agreed to pay Yuanta an aggregate amount of US$332,000 as management and underwriting commission and service fee being the sum of (i) 3% of the aggregate principal amount of the Credit Enhanced Bonds, (ii) 6% of the aggregate principal amount of the Coupon Bonds and (iii) a service fee in the amount of US$20,000.

The Company intends to primarily use the net proceeds (after deducting fees and expenses payable by us) from the Offering for the purposes of (1) conducting potential strategic investments and acquisitions, (2) building the Company’s first ground station and data center in Taiwan, (3) engaging in product development, and (4) supporting its working capital.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
10.1	Purchase Agreement dated November 27, 2020 by and between Aerkomm, Inc. and Yuanta Securities (Hong Kong) Co. Limited
10.2	Credit Enhanced Bonds Indenture Dated December 2, 2020
10.3	Coupon Bonds Indenture dated December 2, 2020
10.4	Guarantee Agreement by the Company and Bank of Panhsin Co., Ltd. Dated December 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2020	AERKOMM INC.

/s/ Louis Giordimaina
Name: Louis Giordimaina
Title: Chief Executive Officer

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